Exhibit 99.2

New Century Financial Corporation

Safe Harbor Statement

As used in this slide presentation, except where the context otherwise requires or as otherwise indicated, “the company,” “New Century,” “New Century Financial,” “New Century Financial Corporation,” “our,” “we” and “us” refer to New Century Financial Corporation and its consolidated subsidiaries, including New Century Mortgage Corporation.

Certain statements contained in this slide presentation may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. The forward-looking statements include: (i) the company’s plan to reduce the cost per loan by 15% during the first half of 2005 to reduce acquisition costs below 2% for the second half of 2005; (ii) the company’s expectation that it will retain servicing in whole loan sales, maintain the flexibility to securitize at the taxable REIT subsidiary (“TRS”) level and grow the production franchise; (iii) the company’s projections with respect to the number of account executives and loan officers it will employ at December 31, 2005; (iv) the company’s plan to open 10 new sales offices in 2005; (v) the company’s 2005 loan production guidance of $45 billion or more; (vi) the company’s projections with respect to the wholesale, retail, HELOC, commercial and Home123 components of its 2005 loan production volume; (viii) the company’s expectation that more than 50% of its 2005 earnings per share will come from its balance sheet assets; (ix) the company’s expectation that it will maintain its credit quality; (x) the company’s 2005 earnings per share (“EPS”) guidance of $9.00 or more; (xi) the company’s 2005 dividend guidance of $6.50 per share or more; (xii) the company’s goal of increasing its dividend 10% annually; (xiii) the company’s expectation that it will have a growing REIT loan portfolio that produces a substantial dividend; (xiv) the company’s expectation that its mortgage origination franchise will provide future growth through potential retention of capital; (xv) the company’s short-term strategy of accelerating the growth of its REIT portfolio during the first half of 2005 to fully deploy capital raised in 2004 and cash and capital generated through the tender offer of its convertible senior notes which results in a fairly steep ramp up of quarterly EPS; (xvi) the company’s expectation that it will raise additional equity or debt capital as appropriate to support its long-term growth goal; (xvii) the company’s 2005 REIT portfolio growth projections; (xviii) the company’s expectations for 2005 with respect to weighted average coupon rate and purchasing power parity, the pass-thru rates on bonds, annual losses, capitalized costs, servicing costs and fees, net interest spread, other REIT expenses and REIT income; (xix) the company’s estimated 2005 GAAP and tax EPS of its REIT loan portfolio; (xx) the company’s expectations for 2005 with respect to loan production sold to the REIT parent company; loan production sold in the secondary market; average sales price, net of discounted sales; warehouse net interest earned; cost of acquisition; operating margin; other net TRS income; and projected EPS from the company’s origination franchise; (xxi) the company’s projections with respect to its 2005 whole loan sale and securitization transactions; (xxii) the company’s projections with respect to the quarterly contribution to EPS if it accelerates the growth of its REIT portfolio during the first half of 2005; (xxiii) the company’s 2005 REIT portfolio growth projections if it deploys additional capital to grow the portfolio; (xxiv) the company’s expectations for 2005, if it deploys additional capital to grow its REIT portfolio, with respect to weighted average coupon rate and purchasing power parity; the pass-thru rates on bonds; annual losses; capitalized costs; servicing costs and fees; net interest spread; other REIT expenses; and REIT income; (xxv) the estimated 2005 GAAP and tax earnings per share of the company’s REIT loan portfolio if it deploys additional capital to grow its REIT portfolio; (xxvi) the company’s goal of transforming from a non-prime mortgage company to a mortgage company with a broad product line; and (xxvii) the company’s goal of becoming one of the top 10 U.S. mortgage companies. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements. Such factors include, but are not limited to: (i) the condition of the U.S. economy and financial system; (ii) the interest rate environment; (iii) the effect of increasing competition in the company’s sector; (iv) the condition of the markets for whole loans and mortgage-backed securities; (v) the stability of residential property values; (vi) the company’s ability to comply with the requirements applicable to REITs; (vii) the company’s ability to increase its portfolio income; (viii) the company’s ability to continue to maintain low loan acquisition costs; (ix) the potential effect of new state or federal laws and regulations; (x) the company’s ability to maintain adequate credit facilities to finance its business; (xi) the outcome of litigation or regulatory actions pending against the company; (xii) the company’s ability to adequately hedge its residual values; (xiii) the accuracy of the assumptions underlying the company’s repurchase allowance and residual valuations, prepayment speeds and loan loss allowance; (xiv) the assumptions underlying the company’s risk management practices; (xv) the accuracy of the assumptions underlying the company’s net interest spread and earnings per share projections for the REIT and the TRS; (xvi) the success of the Home123® brand rollout; and (xvii) the ability of the servicing platform to maintain high performance standards. Additional information on these and other factors is contained in the Annual Report of New Century TRS Holdings, Inc., the company’s wholly owned subsidiary (“New Century TRS”), on Form 10-K for the year ended December 31, 2003, as amended, and other periodic filings of New Century Financial Corporation and New Century TRS with the Securities and Exchange Commission. The company assumes no obligation to update the forward-looking statements contained in this slide presentation.

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Bob Cole

Chairman and CEO

Company Overview

Great Performance, Done Right

Earnings Per Share $10 $8 $6 $4 $2 $0 $8.29

$6.32 $4.73

$1.54

2001 2002 2003 2004

Loan Production (in billions) $50 $40 $30 $20 $10 $0 $42.2

$27.4

$14.2 $6.2

2001 2002 2003 2004

Total Revenues (in billions) $2.0 $1.5 $1.0 $0.5 $0.0 $1.7

$1.0

$0.6 $0.3

2001 2002 2003 2004

Stockholders’ Equity (in billions) $2.0 $1.5 $1.0 $0.5 $0.0 $1.9

$0.5 $0.4 $0.2

2001 2002 2003 2004

Preparing Operations for 2005

Expected environmental conditions

Rising interest rates – 25 bps per quarter

Moderating, but stable home prices

Competitive landscape

TRS strategy

Reduce cost per loan by 15% during 1H05 to reduce loan acquisition costs below 2% for 2H05

Combination of scale and active cost management

Flexibility to securitize in the TRS

Retain servicing in whole loan sales

Grow production

Volume Growth by Channel

Production Volume (in billions) $50 $40 $30 $20 $10 $0

2,249 $6 $4 1,686 $39 $38 $2 1,164 820 $25 $2 $12

2,500 2,000 1,500 1,000 500 0

# of A Es & LOs

12/31/2002 12/31/2003 12/31/2004 12/31/2005 Est.

Wholesale (000’s) Retail (000’s) # of AEs & LOs

10 new sales offices planned for 2005

Home123 Marketing & Branding Objectives

Differentiate the channels

Freedom to mass market the brand Borrower value proposition is simplicity

“Cutting through the loan clutter”

TV Direct Mail, Shared Mail www.Home123.com

Growing Production in a Declining Market

Wholesale 2004 Retail 2004

Actual volume $38.0 billion $4.0 billion

Avg. # of sales staff 700 800

Volume per sales staff $54.3 million $5.0 million

Hypothetical 20% decline in total industry volume $43.4 million $4.0 million

Hypothetical volume $30.5 billion $3.2 billion

Wholesale 2005 Retail 2005

Additional AEs 250 250

New AE volume per AE $30.0 million $3.0 million

New AE volume $7.5 billion $0.8 billion

Total volume $38.0 billion $4.0 billion

2005

Wholesale $38.0 billion

$42 billion current franchise

Retail $4.0 billion

HELOC $0.5 billion

Commercial $0.5 billion New products & marketing

Home123 $2.0 billion

Total volume $45.0 billion

Note: 2005 components are estimates

Improving Credit Quality

90% 80% 70% 60% 50% 40% 30% 20% 10% 0%

627 85.8% 80.3% 611 72.1% 596 47.2% 586

630 620 610 600 590 580 570 560 550

8.4% 5.1% 3.2% 3.1%

2001 2002 2003 2004

Top 2 Credit Grades Bottom 2 Credit Grades FICO Score

Growth of Servicing Platform

Managing Our Assets

Over 70,000 loans serviced

Includes our mortgage loan portfolio of $13.2 billion at 12/31/04 and $4.7 billion at 12/31/03

(in billions)

$25 $20 $15 $10 $5 $0 $24.4 $21.8 $20.9

$12.9 $11.6 $9.7

$5.6 $4.1

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04

Prepared for the Future

Well capitalized—$1.9 billion, 9.4% of managed assets Liquid—$1 billion in cash and liquidity Stable earnings—> 50% from balance sheet assets in ‘05 Growing production franchise $45 billion or more in ‘05 Maintaining credit quality

Growth in EPS—$9.00 or more in ‘05

Growing dividend—$6.50 per share or more in ‘05 A New Shade of Blue Chip

Dividend Outlook

4Q04 – paid $1.50 per share 1Q05 – declared $1.55 per share 2005 – expect $6.50 per share or more

Thereafter – our goal is to increase our dividend 10% annually

Stockholder Return

Made the “Top Guns” list of Shareholder Scoreboard in WSJ

Delivered a 94.6% stock price increase in the three-year average annual return category 2004 – Delivered an annual return of 63.8%

Patti Dodge

Executive Vice President & Chief Financial Officer

Financial Overview

New Century Financial Corporation is the Total Return REIT

REIT Loan Originations Builds Portfolio Spread Income Pre-Tax Earnings Dividends

TRS Loan Originations Whole Loan Sales Mort. Banking Income Net Earnings

Dividends

Retained Earnings

Dividends + Additional TRS Earnings = Total Return REIT

The Total Return REIT

The Total Return REIT concept reflects the unique features of our business:

A growing REIT portfolio producing a substantial dividend

A mortgage origination franchise that:

Supports our goal of growing our dividend

Provides future growth through potential retention of capital

The REIT Strategy

Near-term strategy:

Accelerate growth of the REIT portfolio during 1H05 to fully deploy:

Capital raised in 2004

Cash and capital generated through the tender offer of our convertible notes

This strategy results in a fairly steep ramp of quarterly EPS

Long-term strategy:

Raise additional equity or debt capital as appropriate to support long-term growth goal

1H05 Plan to Accelerate Growth of REIT Portfolio

2005 Average = $15.6 Billion

(in billions)

$20 $15 $10 $5 $0 $17.8 $17.7 $17.1

$13.1

$9.4

$6.8

9/30/04(a) 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05

(a) Includes loans transferred to REIT in early October

Economics of REIT Portfolio

2005 Interest Spread Assumptions

GAAP TAX

Wtd. average coupon + PPP 7.27% 7.27%

Pass-thru rate on bonds (3.38%) (3.38%)

Annual losses (1.06%) (0.19%)

Capitalized costs (0.62%) (0.70%)

Servicing costs/fee (0.50%) (0.50%)

Net interest spread 1.71% 2.50%

Other REIT expenses (0.20%) (0.20%)

REIT income 1.51% 2.30%

Protecting Spreads

The chart below shows how the excess spread on the 2-yr product is “locked in” during the hedge period. WAC is fixed during the first 24 months, then after the 24th month, the WAC moves in tandem with current market rates.

WAC vs LIBOR vs Euro Dollar Futures

9% 8% 7% 6% 5% 4% 3% 2% 1% 0%

Hedge Period

Excess Spread (locked in at issuance)

Hedged with Euro Dollar Futures

1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36

WAC 1 Month LIBOR Hedged Rate

Estimated 2005 REIT Earnings

REIT loan portfolio creates GAAP and tax spread income Covers 96% of our projected dividend

$15.6 Billion Avg. Portfolio GAAP TAX

Net spread assumptions 1.51% 2.30%

Per share(a) $4.10 $6.24

(a) Assumes 57.5 million shares outstanding. Dividends are computed based on taxable earnings.

TRS 2005 Earnings Assumptions

Production and Operating Margin

Production $45 billion

Less: Production sold to REIT (11 billion)

Production sold in secondary market $34 billion

Average sales price, net of discounted sales 2.90%

Warehouse net interest earned 0.45%

Less: Cost of acquisition (2.10)%

Operating margin 1.25%

Operating margin $ 425 million

Other TRS income, net (a) $64 million

Projected EPS from origination franchise (b) $5.02

(a) Reflects all other components of TRS income such as the REMIC portfolio, servicing and residual interest income (b) Assumes a tax rate of 41% and 57.5 million shares outstanding

Total Return REIT

Dividend + Additional TRS Earnings = Total Return

Assumptions GAAP

REIT $ 4.10

TRS $ 5.02

Estimated EPS $ 9.12

Dividend $ 6.50

Additional TRS Earnings $ 2.62

Dividend Payout Ratio 71%

Quarterly Secondary Market Transactions $16 $14 $12 $10 $8 $6 $4 $2 $0

4Q04 1Q05 2Q05 3Q05 4Q05

Whole Loan Sales Securitizations

Building the Path to $9.00 Per Share in ‘05

Quarterly contribution to EPS under 3 scenarios

50% 40% 30% 20% 10% 0%

1Q05 2Q05 3Q05 4Q05

Straight Line Annual Earnings

Straight Line Securitization % and Operating Margin Acceleration Strategy and Improving Margin

Example of Further REIT Portfolio Growth

2H 2005 Average = $20.9 billion

(in billions) $30 $25 $20 $15 $10 $5 $0 $25.7

$19.8 $17.1

$13.1 $9.4 $6.8

‘9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05

Note: Hypothetical example of potential for increasing dividend by deploying additional capital to grow the portfolio

Economics of REIT Portfolio

2005 Interest Spread Assumptions

GAAP TAX

Wtd. average coupon + PPP 7.27% 7.27%

Pass-thru rate on bonds (3.38%) (3.38%)

Annual losses (1.06%) (0.19%)

Capitalized costs (0.62%) (0.70%)

Servicing costs/fee (0.50%) (0.50%)

Net interest spread 1.71% 2.50%

Other REIT expenses (0.20%) (0.20%)

REIT income 1.51% 2.30%

Potential REIT Earnings

REIT loan portfolio creates GAAP and tax spread income

2H05 Avg. Portfolio GAAP TAX

Net spread assumptions 1.51% 2.30%

Per share* $4.72 $7.19

* Assumes 66.9 million shares outstanding. Dividends are computed based on taxable earnings.

Summary

We Are Prepared For The Challenge!

Well capitalized—$1.9 billion, 9.4% of managed assets Liquid—$1 billion in cash and liquidity Stable earnings—> 50% from balance sheet assets in ‘05 Growing production franchise $45 billion or more in ‘05 Maintaining credit quality

Growth in EPS—$9.00 or more in ‘05

Growing dividend—$6.50 per share or more in ‘05 A New Shade of Blue Chip

Aspire to be World Class

Transform from a non-prime mortgage company to a mortgage company with a broad product line Be one of the top 10 U.S. mortgage companies Consistently deliver a strong dividend growth rate Deliver the right results, done well

Ringing the Opening Bell at the NYSE

We rang the opening bell at the NYSE on February 10th to celebrate:

Our move to the NYSE

Our launch of “A New Shade of Blue Chip”

A New Shade of Blue Chip

A New Shade of Blue Chip

Our first corporate branding initiative

Like a traditional blue chip company, we have delivered strong financial performance

Loan production volume growth of 197% and stock-price appreciation of 300% over past 3 years

As a NEW SHADE of Blue Chip, we modernize the traditional view of a blue chip company Focus on strong results and the way they are achieved

Piper Jaffray Financial Conference 2005

New Century Financial Corporation

March 15, 2005